UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2011

CLARK HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32735	43-2089172
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

121 New York Avenue, Trenton, New Jersey		08638
(Address of Principal Executive Offices)		(Zip Code)

(609) 396-1100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2011, Christian Cook resigned as the interim president and chief operating officer of Clark Holdings Inc. (“Clark”), effective as of the close of business on such date. Mr. Cook, a director of AlixPartners, LLP (“AlixPartners”), served in such positions in connection with AlixPartners’ engagement by Clark, which engagement concluded on such date.

Pursuant to Clark’s engagement agreement with AlixPartners dated November 30, 2010 (as the same has been amended from time to time, the “Engagement Agreement”), if Clark is sold before September 30, 2012, AlixPartners will be entitled to receive a success fee based on the total purchase price paid for Clark. On September 1, 2011, Clark entered into an Agreement and Plan of Merger with Gores Logistics Holdings, LLC (“Parent”), an affiliate of The Gores Group, LLC, and Gores Logistics Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Parent (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Clark, with Clark continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “merger”). Based on the terms of the merger, AlixPartners is expected to receive a success fee of $310,000 under the Engagement Agreement. Clark expects the merger to be completed in the fourth calendar quarter of 2011.

A copy of the press release announcing the resignation of Mr. Cook is attached hereto as Exhibit 99.1. The Engagement Agreement and the amendments thereto are more fully described in the current reports on Form 8-K filed by Clark with the Securities and Exchange Commission (the “SEC”) on December 3, 2010, April 5, 2011 and July 14, 2011. The Merger Agreement and the merger are more fully described in Clark’s current report on Form 8-K, filed with the SEC on September 2, 2011, and its preliminary proxy statement on Schedule 14A, filed with the SEC on September 16, 2011.

Item 8.01.	Other Events.

Important Additional Information About the Transaction

In connection with the proposed merger, Clark has prepared and filed a preliminary proxy statement, and will prepare and file a definitive proxy statement, with the SEC. When completed, the definitive proxy statement and a form of proxy will be mailed to the Clark’s stockholders. Before making any voting decision, Clark’s stockholders are urged to read the preliminary proxy statement or, if available, the definitive proxy statement regarding the proposed merger carefully and in its entirety because it will contain important information about the proposed merger. Clark’s stockholders may obtain, without charge, copies of the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. Clark’s stockholders will also be able to obtain, without charge, a copy of the definitive proxy statement (when available) and other relevant documents by directing a request by mail to Clark Holdings Inc., Attention: Chief Executive Officer, 121 New York Avenue, Trenton, New Jersey 08638, or by telephone to (609) 396-1100.

Clark and its directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed merger. Information regarding Clark’s directors and executive officers is available in Clark’s Form 10-K for the fiscal year ended January 1, 2011, which was filed with the SEC on April 14, 2011. Clark’s stockholders may obtain additional information regarding the interests of such potential participants in the proposed merger, which may be different than those of the Clark’s stockholders generally, by reading the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents regarding the proposed merger filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of Clark and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the merger may be delayed or may not be consummated; (ii) the risk that the merger Agreement may be terminated in circumstances that require us to pay Parent a termination fee of $194,000 and reimburse Parent’s expenses up to a maximum of $175,000; (iii) risks related to the diversion of management’s attention from our ongoing business operations; and (iv) the effect of the announcement of the merger on our business relationships (including, without limitation, partners and customers), operating results and business generally. Additional risk factors that may affect future results are contained in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended January 1, 2011, and our Quarterly Reports on Form 10-Q for the fiscal quarters ended April 2, 2011 and July 2, 2011, which are available at the SEC’s website http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by us. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2011	CLARK HOLDINGS INC.

	By:	/s/ Kevan D. Bloomgren
Name: Kevan D. Bloomgren
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release.